UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2021 (January 28, 2021)

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	47-1776572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 616-6866
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐          Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐          Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Home Point Capital Inc. (the “Company”) of its common stock, par value $0.0000000072 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated January 28, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333- 251963) (as amended, the “Registration Statement”), the following agreements were entered into:

•
the Underwriting Agreement, dated January 28, 2021 (the “Underwriting Agreement”), by and among the Company and Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto;

•
the Registration Rights Agreement, dated as of February 2, 2021 (the “Registration Rights Agreement”), by and among the Company and Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P. and Trident VI Professionals Fund, L.P. (collectively, the “Trident Stockholders”); and

•	the Stockholders’ Agreement, dated as of February 2, 2021 (the “Stockholders’ Agreement”), by and among the Company and the Trident Stockholders.

The Underwriting Agreement, the Registration Rights Agreement and the Stockholders’ Agreement are filed herewith as Exhibits 1.1, 4.1 and 10.1, respectively, and are incorporated herein by reference.  The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.  Affiliates of the Trident Stockholders have various relationships with the Company.  For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus, which is incorporated by reference in this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information pertaining to Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Director Compensation

Effective January 28, 2021, following the effective time of the Registration Statement, Ms. Laurie S. Goodman and Mr. Timothy R. Morse were appointed to the Board of Directors of the Company, joining Messrs. William A. Newman, Andrew J. Bon Salle, Agha S. Khan, Stephen A. Levey and Eric L. Rosenzweig. Biographical information and board committee membership regarding these directors and a description of the material terms of these directors’ annual compensation have previously been reported by the Company in the Prospectus and are incorporated by reference in this Item 5.02.

2021 Incentive Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted and approved the Home Point Capital Inc. 2021 Incentive Plan (the “2021 Incentive Plan”), as contemplated by the Company’s Registration Statement. The 2021 Incentive Plan became effective on January 28, 2021. The 2021 Incentive Plan is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The terms of the 2021 Incentive Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.15 to the Registration Statement. For a description of the 2021 Incentive Plan, see “Executive Compensation—Actions in Connection with this Offering—2021 Incentive Plan” in the Prospectus, which is incorporated by reference in this Item 5.02.

2021 Employee Stock Purchase Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted and approved the Home Point Capital Inc. 2021 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), as contemplated by the Company’s Registration Statement. The Employee Stock Purchase Plan became effective on January 28, 2021. The Employee Stock Purchase Plan is filed herewith as Exhibit 10.3 and is incorporated herein by reference. The terms of the Employee Stock Purchase Plan are substantially the same as the terms set forth in the form previously filed as Exhibit 10.17 to the Registration Statement. For a description of the Employee Stock Purchase Plan, see “Executive Compensation—Actions in Connection with this Offering—2021 Employee Stock Purchase Plan” in the Prospectus, which is incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2021, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective.  The Charter, among other things, provides that the Company’s authorized capital stock consists of 1,000,000,000 shares of Common Stock and 250,000,000 shares of preferred stock.  A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been included by the Company under “Description of Capital Stock” in the Prospectus, which is incorporated by reference in this Item 5.03.  The Charter and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On February 2, 2021, the Company completed the Offering. The selling stockholders sold 7,250,000 shares of Common Stock in the Offering for cash consideration of $13.00 per share ($12.155 per share, net of underwriting discounts) to a syndicate of underwriters led by Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives. The Company did not receive any proceeds from the sale of shares of its Common Stock in the Offering by the selling stockholders. The selling stockholders have granted the underwriters a 30-day option to purchase up to an additional 1,087,500 shares of Common Stock to cover over-allotments, if any.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated January 28, 2021, by and among the Company and Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

3.1	Amended and Restated Certificate of Incorporation of Home Point Capital Inc.

3.2	Amended and Restated Bylaws of Home Point Capital Inc.

4.1
Registration Rights Agreement, dated as of February 2, 2021, by and among the Company and Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P. and Trident VI Professionals Fund, L.P.

10.1
Stockholders’ Agreement, dated as of February 2, 2021, by and among the Company and Trident VI, L.P., Trident VI Parallel Fund, L.P., Trident VI DE Parallel Fund, L.P. and Trident VI Professionals Fund, L.P.

10.2	Home Point Capital Inc. 2021 Incentive Plan.

10.3	Home Point Capital Inc. 2021 Employee Stock Purchase Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: February 3, 2021

	By:	/s/ William A. Newman
	Name:	William A. Newman
	Title:	President and Chief Executive Officer